Exhibit 99.2

This Statement on Form 3 is filed by: (i) AP Fresco Aggregator, L.P.; (ii) AP Fresco Aggregator GP, LLC; (iii) Apollo Principal Holdings B, L.P.; (iv) Apollo Principal Holdings B GP, LLC; (v) MAPS Equity Holdings, LLC; (vi) MAPS TopCo Holdings, LLC; (vii) MAPS Borrower, LLC; (viii) Apollo S3 Private Markets Fund; (ix) Apollo S3 RIC Management, L.P.; (x) Sliders Management GP, LLC; (xi) Apollo Capital Management, L.P.; (xii) Apollo Capital Management GP, LL; (xiii) Apollo Management Holdings, L.P.; (xiv) Apollo Management Holdings GP, LLC; and (xv) APO Corp.

Name of Designated Filer: APO Corp.

Date of Event Requiring Statement: August 20, 2025

Issuer Name and Ticker or Trading Symbol: Fortress Private Lending Fund

AP Fresco Aggregator, L.P.

By:	AP Fresco Aggregator GP, LLC
its general partner

By:	Apollo Principal Holdings B, L.P.
its member

By:	Apollo Principal Holdings B GP, LLC
its general partner

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

AP Fresco Aggregator GP, LLC

By:	Apollo Principal Holdings B, L.P.
its member

By:	Apollo Principal Holdings B GP, LLC
its general partner

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

Apollo Principal Holdings B, L.P.

By:	Apollo Principal Holdings B GP, LLC
its general partner

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

Apollo Principal Holdings B GP, LLC

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

1

MAPS Equity Holdings, LLC

By:	MAPS TopCo Holdings, LLC
its sole member

By:	MAPS Borrower, LLC
its sole member

By:	Apollo S3 Private Markets Fund
its member

By:	Apollo S3 RIC Management, L.P.
its investment manager

By:	Sliders Management GP, LLC
its general partner

By:	Apollo Capital Management, L.P.
its sole member

By:	Apollo Capital Management GP, LLC
its general partner

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

MAPS TopCo Holdings, LLC

By:	MAPS Borrower, LLC
its sole member

By:	Apollo S3 Private Markets Fund
its member

By:	Apollo S3 RIC Management, L.P.
its investment manager

By:	Sliders Management GP, LLC
its general partner

By:	Apollo Capital Management, L.P.
its sole member

By:	Apollo Capital Management GP, LLC
its general partner

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

2

MAPS Borrower, LLC

By:	Apollo S3 Private Markets Fund
its member

By:	Apollo S3 RIC Management, L.P.
its investment manager

By:	Sliders Management GP, LLC
its general partner

By:	Apollo Capital Management, L.P.
its sole member

By:	Apollo Capital Management GP, LLC
its general partner

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

Apollo S3 Private Markets Fund

By:	Apollo S3 RIC Management, L.P.
its investment manager

By:	Sliders Management GP, LLC
its general partner

By:	Apollo Capital Management, L.P.
its sole member

By:	Apollo Capital Management GP, LLC
its general partner

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

3

Apollo S3 RIC Management, L.P.

By:	Sliders Management GP, LLC
its general partner

By:	Apollo Capital Management, L.P.
its sole member

By:	Apollo Capital Management GP, LLC
its general partner

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

Sliders Management GP, LLC

By:	Apollo Capital Management, L.P.
its sole member

By:	Apollo Capital Management GP, LLC
its general partner

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

Apollo Capital Management, L.P.

By:	Apollo Capital Management GP, LLC
its general partner

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

Apollo Capital Management GP, LLC

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

Apollo Management Holdings, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

Apollo Management Holdings GP, LLC

By:	/s/ William B. Kuesel
Name: William B. Kuesel
Title: Vice President

APO Corp.

By:	/s/ Jessica Lomm
Name: Jessica Lomm
Title: Secretary

4